SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

SUPPLEMENT DATED MARCH 20, 2024 TO SUMMARY PROSPECTUS, PROSPECTUS AND SAI FOR THE MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND DATED JULY 31, 2023, AS SUPPLEMENTED

UPDATE TO SUPPLEMENT DATED MARCH 1, 2024 FOR THE MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND

Pursuant to the Plan of Liquidation, the officers of the Fund have determined that it is in the best interests of the Fund to move the liquidation date to March 27, 2024 (the “New Liquidation Date”). Accordingly, the Fund will distribute to shareholders, on or promptly after the New Liquidation Date, a cash distribution equal to each shareholder’s proportionate interest in the net assets of the Fund as of the New Liquidation Date. Prior to the New Liquidation Date, shareholders of the Fund may either: (1) redeem (sell) their shares at the Fund’s net asset value; or (2) exchange their shares at net asset value for shares of another fund of the Trust. Please contact the Northern Funds Center at 800-595-9111 if you have any questions.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT MOPP (3/24)